UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 5, 2023 (August 15, 2023)

Earthstone Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Woodloch Forest Drive, Suite 300

The Woodlands, Texas 77380

(address of principal executive offices) (zip code)

(281) 298-4246

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.001 per share	ESTE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

On August 17, 2023, Earthstone Energy, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission. The Original Report disclosed the consummation of the previously announced acquisition contemplated by (i) a Securities Purchase Agreement (as amended on August 15, 2023, the “Purchase Agreement”) with Novo Oil & Gas Legacy Holdings, LLC, Novo Intermediate, LLC and Novo Oil & Gas Holdings, LLC (“Novo”), pursuant to which the Company agreed to acquire 100% of the issued and outstanding equity interests (the “Subject Securities”) of Novo (the “Acquisition”) and (ii) an Acquisition and Cooperation Agreement (the “Cooperation Agreement”) with Northern Oil and Gas, Inc. (“NOG”), pursuant to which NOG agreed to acquire, immediately after the closing of the Acquisition, an undivided one-third interest in Novo’s oil and gas and related assets (the “Novo Assets”) acquired pursuant to the Purchase Agreement (the “Novo Divestiture”).

This Current Report on Form 8-K/A (this “Amendment”) amends the Original Report to include the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The following unaudited historical financial statements of Novo Oil & Gas Legacy Holdings, LLC are attached as Exhibit 99.1 hereto:

•	Condensed Consolidated Balance Sheets as of June 30, 2023 and December 31, 2022;

•	Condensed Consolidated Statements of Operations for the Three Months Ended June 30, 2023 and 2022 and the Six Months Ended June 30, 2023 and 2022;

•	Condensed Consolidated Statements of Equity for the period from January 1, 2022 through June 30, 2022 and the period from January 1, 2023 through June 30, 2023;

•	Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2023 and 2022; and

•	Notes to the Condensed Consolidated Financial Statements.

The following audited historical financial statements of Novo Oil & Gas Holdings, LLC are attached as Exhibit 99.2 hereto:

•	Combined Consolidated Balance Sheets as of December 31, 2022 and 2021;

•	Combined Consolidated Statements of Operations for the Years Ended December 31, 2022 and 2021;

•	Combined Consolidated Statements of Changes in Members’ Equity for the Years Ended December 31, 2022 and 2021;

•	Combined Consolidated Statements of Cash Flows for the Years Ended December 31, 2022 and 2021; and

•	Notes to the Combined Consolidated Financial Statements.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Acquisition and Novo Divestiture, is attached as Exhibit 99.2 hereto:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2023;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2022;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2023; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Moss Adams LLP – Novo Oil & Gas Holdings, LLC.

99.1	Unaudited Historical Combined Consolidated Financial Statements of Novo Oil & Gas Legacy Holdings, LLC.

99.2	Audited Historical Combined Consolidated Financial Statements of Novo Oil & Gas Holdings, LLC.

99.3	Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 2023 and for the Six Months Ended June 30, 2023 and the Year Ended December 31, 2022.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.
Date: September 5, 2023
	By:	/s/ Tony Oviedo
	Name:	Tony Oviedo
	Title:	Executive Vice President – Accounting and Administration

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